Earnings Presentation First Quarter 2016 April 20, 2016 Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements, including references to goals, plans, strategies, objectives, projected costs or savings, anticipated future performance, results or events and other statements that are not strictly historical in nature. These statements are based on management’s current expectations, forecasts and assumptions. This means they involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied here. These risks and uncertainties include, but are not limited to the following: Essendant's reliance on key customers, and the risks inherent in continuing or increased customer concentration and consolidations; end-user demand for products in the office, technology, and furniture product categories may continue to decline; the impact of Essendant's repositioning activities on Essendant's customers, suppliers, and operations; Essendant's reliance on independent resellers for a significant percentage of its net sales and, therefore, the importance of the continued independence, viability and success of these resellers; prevailing economic conditions and changes affecting the business products industry and the general economy; Essendant's ability to maintain its existing information technology systems and to successfully procure, develop and implement new systems and services without business disruption or other unanticipated difficulties or costs; the impact of price transparency, customer consolidation, and changes in product sales mix on Essendant's margins; the impact on the company’s reputation and relationships of a breach of the company’s information technology systems; the risks and expense associated with Essendant's obligations to maintain the security of private information provided by Essendant's customers; Essendant's reliance on supplier allowances and promotional incentives; the creditworthiness of Essendant's customers; continuing or increasing competitive activity and pricing pressures within existing or expanded product categories, including competition from product manufacturers who sell directly to Essendant's customers; the impact of supply chain disruptions or changes in key suppliers’ distribution strategies; Essendant's ability to manage inventory in order to maximize sales and supplier allowances while minimizing excess and obsolete inventory; Essendant's success in effectively identifying, consummating and integrating acquisitions; the costs and risks related to compliance with laws, regulations and industry standards affecting Essendant's business; the availability of financing sources to meet Essendant's business needs; Essendant's reliance on key management personnel, both in day-to-day operations and in execution of new business initiatives; and the effects of hurricanes, acts of terrorism and other natural or man-made disruptions. Shareholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For additional information about risks and uncertainties that could materially affect Essendant's results, please see the company’s Securities and Exchange Commission filings. The forward-looking information in this presentation is made as of this date only, and the company does not undertake to update any forward-looking statement. Investors are advised to consult any further disclosure by Essendant regarding the matters discussed in this presentation in its filings with the Securities and Exchange Commission and in other written statements it makes from time to time. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete.

Q1 2016 Overview Q1 results in-line with expectation Organic sales increased 2.0% year-over-year Organic workday adjusted sales increased 0.4% Workday adjusted sales decreased (0.1%) $0.45 Adjusted EPS(1) vs. $0.46 last year Re-affirm FY 2016 Guidance Revenue growth trajectory on track New account wins fully ramped by May—expected to deliver in excess of $100M revenue annually For a definition and reconciliation of Adjusted EPS, please see appendix.

Q1 2016 Accomplishments

- **Common Platform facility conversions for core OP & JanSan categories complete**
  - 45 facilities nationwide now on same operating & IT platform
    - Enhances next day fulfillment and value for customers
    - Enables opportunity for cross-sell and operating leverage improvement

- **JanSan growth back to positive after disruption**
  - Implemented fixes after common platform transition to restore positive growth
  - Incremental opportunity to increase sales

- **Opportunities and insights from Core Lab[1] meeting**
  - Near-term opportunity from highlighting common platform and expanding offering
  - Digital capabilities are a significant differentiator
  - Vertical Markets group continues to grow enterprise account revenue at double-digit rate
    - Resellers looking to Essendant for leadership

ESSENDANT™

1) Center for Reseller Excellence. Core Lab was a meeting we hosted of 115+ resellers and 30+ suppliers in Chicago on April 4-5, 2016.

4

Near-Term Objectives Generate profitable sales growth Aligning with customers who are taking share in each channel we serve Move businesses onto common platform Completed Office Products, JanSan and Breakroom CPO and Automotive to follow Simplify business and continue to control costs Gain operating leverage and reduce overhead by fully integrating recently acquired businesses Pursue merchandising excellence Optimize assortment and create additional value for business and customers Stabilize Industrial business Revised business value proposition to diversify beyond oilfield and energy sectors

Expand target customer group Continue to prepare transition plan Continue to enhance customer experience Continue to regain momentum in JanSan Position company to achieve full-year targets Continue Positive Revenue Trends Q2 Goals Increase revenue by growing share Fully integrate/onboard new business E-tail growth Continue Industrial stabilization 1 Complete Common Platform Transition & Normalize Operations 2 Improve Working Capital / Inventory 3 Staples Wholesale Business Acquisition 4 Refinements to Industrial Long-Term Strategy 5

Q1 2016 Financial Results Organic sales increased 2% Overall sales up 1.5% Decrease from Mexico business sale partly offset by Nestor automotive acquisition Adjusted EBITDA(1) decreased $0.6M on $0.3M higher Adjusted Operating Expense Impacted by incremental common platform expense and lower inflation of $6M total Adjusted EPS(1) of $0.45 down 1 cent YOY Adjusted EBITDA(1) ($M) Adjusted EPS(1) ($/share) For a definition and reconciliation of Adjusted EBITDA and Adjusted EPS, please see appendix. Net Sales ($M)

Q1 Organic Sales Increased 2.0%, Driven by Office Products ($6) $29 () Q1 2016 Net Sales Bridge ($M) Automotive: $2M Industrial: ($9M) ↓ Sale of Azerty Mexico: ($23M) Nestor Acquisition: $17M ↓ Office Products: $29M JanSan: $4M ↓

Growth in Core Categories in Q1 Q1 2016 Sales Mix Q1 2016 Category Sales ($M) Includes acquisition of Nestor Sales LLC in July 2015. (1) (1) YOY % Δ 4.1% 3.8% (0.5%) (5.0%) 1.0% (6.2%) 31.8% Largely unchanged year-over-year

Re-iterate Full-Year 2016 Guidance Expect 2016 annual Free Cash Flow to be equal to or greater than Net Income Guidance above excludes impact of potential Staples transaction, any new acquisitions or unusual charges FY 2015A Expected Change YOY 2016E Guidance Range Revenue $5,363M +1% to +5% $5.4B - $5.6B Adjusted EPS $3.08 +4% to +10% $3.20 - $3.40

Appendix

Non-GAAP Reconciliation Note: Adjusted Operating Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted Net Income and Adjusted Earnings Per Share in the first quarter of 2016 exclude the effects of a workforce reduction and facility consolidation charge. The 2015 quarter excludes the effects of a workforce reduction and facility consolidation charge, intangible asset charge and accelerated amortization related to rebranding, and an impairment charge related to listing a non-strategic business for sale. Generally Accepted Accounting Principles require that the effects of these items be included in the Condensed Consolidated Statements of Income. Management believes that excluding these items is an appropriate comparison of its ongoing operating results and to the results of the prior year. It is helpful to provide readers of its financial statements with a reconciliation of these items to its Condensed Consolidated Statements of Income reported in accordance with Generally Accepted Accounting Principles. Diluted net income (loss) per share for the first quarter of 2015 under GAAP reflect an adjustment to the basic earnings per share due to the net loss. The diluted earnings per share shown here does not reflect this adjustment.